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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITOR'S CONSENT


We consent to the use in Amendment No. 3 to this Registration Statement No. 333-31102 of ePlus inc. (formerly known as MLC Holdings, Inc.) on Form S-3 of our reports dated June 11, 1999, appearing in, and incorporated by reference in, the Prospectus, which is a part of this Registration Statement.


We also consent to the reference to us under the headings "Selected Consolidated Financial Data" and "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP
McLean, Virginia


April 10, 2000